4rd Quarter Earnings Slides February 2, 2012 Exhibit 99.1

This Presentation includes and references “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, expectations regarding refining margins, revenues, cash flows, capital expenditures, turnaround expenses and other financial items. These statements also relate to our business strategy, goals and expectations concerning our market position, future operations, margins and profitability. We have used the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “would” and similar terms and phrases to identify forward-looking statements in this Presentation, which speak only as of the date the statements were made. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation. Forward Looking Statements 2

1Q 2012 Guidance 3 Pacific Northwest Mid- Pacific Mid- Continent California Throughput (mbpd) 145-155 65-75 110–120 210–220 Manufacturing Cost ($/bbl) $ 4.10 $ 3.65 $ 3.50 $ 7.00 $ in millions, unless noted Corporate/System Refining Depreciation $ 93 Corporate Expense Before Depreciation $ 36 Interest Expense Before Interest Income $ 36

Net Income (Loss) 4 3 107 218 345 (124) 4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 Net Income (Loss) $ in millions 0.02 0.74 1.52 2.39 (0.89) 4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 EPS (Diluted) $ per share $ in millions, except per share amounts 4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 Refining $ 128 $ 303 $ 399 $ 600 $ (123) Retail 11 2 38 22 27 Corporate and Unallocated (69) (86) (18) (25) (59) Interest and Financing Costs1 (43) (42) (62) (38) (37) Interest Income and Other Income (Expense)2 (14) - - 3 1 Income Tax Expense (Benefit) (10) (70) (135) (210) 73 Less net income attributable to non-controlling interest - - (4) (7) (6) Net Income (Loss) attributable to Tesoro Corporation $ 3 $ 107 $ 218 $ 345 $ (124) EPS (Diluted) $ 0.02 $ 0.74 $ 1.52 $ 2.39 $ (0.89) 1 Interest and financing costs include foreign currency gains and losses. 2 Represents net amount of interest income and other income (expense), as reported.

4Q 2011 Cash Flow 5 1,135 900 (56) 50 (107) (165) 43 Beginning Cash EBITDA Working Capital Interest & Taxes Capital Expenditures & Turnaround Financing Ending Cash $ in millions 1 A reconciliation of EBITDA, a non-GAAP financial measure, to net income is included in the press release issued on February 1, 2012, which can be found on our website at www.tsocorp.com. 2 Includes $97 million in revolver borrowings and $56 million in cash settlement of equity transactions associated primarily with the purchase of 4.7 million Tesoro shares at the end of the third quarter. 1 2

Throughput by Refining Region 6 102 140 139 40 70 100 130 160 4Q 2010 4Q 2011 Guidance 4Q 2011 Actual MBPD Pacific Northwest 69 75 72 30 40 50 60 70 80 4Q 2010 4Q 2011 Guidance 4Q 2011 Actual MBPD Mid-Pacific 113 115 115 60 80 100 120 140 4Q 2010 4Q 2011 Guidance 4Q 2011 Actual MBPD Mid-Continent 221 245 241 160 180 200 220 240 260 4Q 2010 4Q 2011 Guidance 4Q 2011 Actual MBPD California

Operating Expense by Refining Region 4.89 4.25 4.31 2.00 3.00 4.00 5.00 6.00 4Q 2010 4Q 2011 Guidance 4Q 2011 Actual $/bbl Pacific Northwest 3.21 2.90 3.11 1.00 2.00 3.00 4.00 4Q 2010 4Q 2011 Guidance 4Q 2011 Actual $/bbl Mid-Pacific 3.44 3.40 3.51 1.00 2.00 3.00 4.00 4Q 2010 4Q 2011 Guidance 4Q 2011 Actual $/bbl Mid-Continent 7.56 6.50 6.76 2.00 4.00 6.00 8.00 4Q 2010 4Q 2011 Guidance 4Q 2011 Actual $/bbl California 7

Stock-Based Compensation 8 $ in millions Q1 2011 Q2 2011 Q3 2011 Q4 2011 Stock appreciation rights 35 (13) (12) 17 Phantom stock options 11 (5) (5) 4 Restricted common stock, units and stock options 2 3 4 3 Market/performance units and share awards - 2 3 4 Total Stock-Based Compensation Expense (Credit) 48 (13) (10) 28 Change in Tesoro stock price during quarter $ 8.29 $(3.92) $(3.44) $3.89